UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21936

SPECIAL VALUE CONTINUATION FUND, LLC
 (Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE CONTINUATION FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2008

Date of reporting period: DECEMBER 31, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Shareholder Report

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)
 December 31, 2008

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Annual Shareholder Report

December 31, 2008

Contents

Performance Summary	1
Consolidated Portfolio Asset Allocation	2

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	3
Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Investments	5
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Notes to Consolidated Financial Statements	13
Consolidated Schedule of Changes in Investments in Affiliates	28

Supplemental Information (Unaudited)

Consolidating Statement of Assets and Liabilities	29
Consolidating Statement of Operations	30
Directors and Officers	31
Supplemental Tax Information	36

Special Value Continuation Fund, LLC (the “Company”) files a schedule of its investment in Special Value Continuation Partners, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov.  The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Performance Summary

Fund Inception (July 31, 2006) through December 31, 2008

Fund Returns v. Merrill Lynch US High Yield and S&P 500 Indices

	Return on Equity (1)			IRR (2)
				Annualized
	2006 *	2007	2008	Inception-to-Date
Special Value Continuation Fund	8.2%	9.2%	-48.8%	-15.0%
Merrill Lynch US High Yield Index	7.3%	2.2%	-26.2%	-8.4%
Standard & Poor's 500 Index	12.0%	5.5%	-36.9%	-11.5%

*   Period from inception (July 31, 2006) through December 31, 2006

Past performance of Special Value Continuation Fund, LLC (the "Company") is not a guarantee of future performance.  Company returns are net of dividends to preferred shareholders, performance allocations and Company expenses, including financing costs and management fees.

(1) Return on equity (net of dividends to preferred shareholders, performance allocations and Company expenses, including financing costs and management fees) calculated on a monthly geometrically liked, time-weighted basis. Returns are reduced in earlier periods because organizational costs and other expenses are high relative to assets.

(2) Internal rate of return ("IRR") is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial outlays. The IRR presented assumes a liquidation of the Company at net asset value as of the period end date.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation

December 31, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Other Electrical Equipment and Component Manufacturing	14.7%
Data Processing, Hosting, and Related Services	13.7%
Architectural, Engineering, and Related Services	12.6%
Telecom Wireline	12.2%
Nonferrous Metal (except Aluminum) Production and Processing	10.1%
Satellite Telecommunications	9.1%
Semiconductor and Other Electronic Component Manufacturing	5.4%
Other Information Services	5.3%
Communications Equipment Manufacturing	4.0%
Industrial Machinery Manufacturing	1.9%
Motor Vehicle Manufacturing	1.7%
Depository Credit Intermediation	1.7%
Other Amusement and Recreation Industries	1.5%
Offices of Real Estate Agents and Brokers	1.4%
Computer and Peripheral Equipment Manufacturing	1.0%
Plastics Product Manufacturing	0.3%
Radio and Television Broadcasting	0.1%
Support Activities for Air Transportation	0.1%
Electric Power Generation, Transmission and Distribution	0.1%
Cash and Cash Equivalents	3.1%

Total	100.0%

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Special Value Continuation Fund, LLC

We have audited the accompanying consolidated statement of assets and liabilities of Special Value Continuation Fund, LLC (a Delaware Limited Liability Company) (the Company), including the consolidated statement of investments, as of December 31, 2008, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers and confirmation of securities not held by the custodian by correspondence with others, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Special Value Continuation Fund, LLC at December 31, 2008, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
February 27, 2009

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities
December 31, 2008

Assets
Investments, at fair value:
Unaffiliated issuers (cost $311,573,451)	$180,424,489
Controlled companies (cost $36,117,128)	13,312,825
Other affiliates (cost $150,042,927)	154,766,911
Total investments (cost $497,733,506)	348,504,225

Cash and cash equivalents	11,063,341
Accrued interest income:
Unaffiliated issuers	3,426,214
Controlled companies	12,310
Other affiliates	505,434
Deferred debt issuance costs	2,458,379
Dividends receivable	2,137,796
Prepaid expenses and other assets	74,093
Total assets	368,181,792

Liabilities
Credit facility payable	34,000,000
Payable for investment securities purchased	699,890
Management and advisory fees payable	690,599
Interest payable	675,205
Unrealized depreciation on swaps	541,730
Payable to affiliate	104,843
Accrued expenses and other liabilities	526,964
Total liabilities	37,239,231

Preferred stock
Series Z; $500/share liquidation preference; 400 shares authorized, 47 shares issued and outstanding	23,500
Accumulated dividends on Series Z preferred stock	16
Total Series Z preferred stock	23,516

Preferred equity facility
Series A preferred limited partner interest in Special Value Continuation Partners, LP; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding	134,000,000
Accumulated distributions on Series A preferred limited partner interests	1,173,468
Total preferred limited partner interest	135,173,468

Minority interest
General partner interest in Special Value Continuation Partners, LP	-

Net assets applicable to common shareholders	$195,745,577

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777 shares issued and outstanding	$419
Paid-in capital in excess of par, net of contributed unrealized gains	364,767,103
Accumulated net investment income	180,425
Accumulated net realized losses	(19,453,227)
Accumulated net unrealized depreciation	(149,749,127)
Accumulated dividends to Series Z preferred shareholders	(16)
Net assets applicable to common shareholders	$195,745,577

Common stock, NAV per share	$467.22
See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments
December 31, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments

Debt Securities (61.71%)
Bank Debt (44.57%) (1)
Architectural, Engineering, and Related Services (4.59%)
ESP Holdings, Inc., 1st Lien Revolver, LIBOR + 4.5%, due 6/30/09
(Acquired 4/27/07, Amortized Cost $79,902) (2), (12)	$79,822	$79,263	0.02%
ESP Holdings, Inc., 1st Lien Term Loan, LIBOR + 4.5%, due 6/30/09
(Acquired 4/25/07 and 4/27/07, Amortized Cost $1,344,327) (2), (12)	$1,330,537	1,244,052	0.35%
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 10%, due 9/12/14
(Acquired 9/12/07, Amortized Cost $18,154,571) (2), (12)	$18,080,857	15,187,920	4.22%
Total Architectural, Engineering, and Related Services		16,511,235

Communications Equipment Manufacturing (3.98%)
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $18,664,795)	$19,856,165	14,316,295	3.98%

Computer and Peripheral Equipment Manufacturing (0.98%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 5/24/07, Amortized Cost $10,187,617)	$11,319,575	3,537,367	0.98%

Data Processing, Hosting, and Related Services (9.97%)
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 4%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $9,033,021) (12)	$9,217,368	7,304,764	2.03%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $14,379,238) (12)	$14,598,211	11,715,064	3.26%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $5,645,458)	$5,645,459	4,440,153	1.23%
Terremark Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 3.25% cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $14,652,087)	$14,733,964	12,405,998	3.45%
Total Data Processing, Hosting, and Related Services		35,865,979

Electric Power Generation, Transmission and Distribution (0.06%)
La Paloma Generating Company Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $1,885,234) (3)	$23,218,324	229,161	0.06%

Motor Vehicle Manufacturing (1.74%)
General Motors Corporation, Revolver, LIBOR + 1.75%, due 7/20/11
(Acquired 9/27/07, 11/27/07, and 12/14/07 Amortized Cost $13,667,603)	$15,000,000	6,253,853	1.74%

Offices of Real Estate Agents and Brokers (1.08%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13
(Acquired 6/28/07, 7/9/07 and 7/13/07, Amortized Cost $9,530,000)	$15,000,000	3,868,750	1.08%

Other Electrical Equipment and Component Manufacturing (3.56%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $7,907,594) (2), (12)	$7,907,594	6,946,821	1.93%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $7,000,000) (2), (12)	$7,000,000	5,862,500	1.63%
Total Other Electrical Equipment and Component Manufacturing		12,809,321

Radio and Television Broadcasting (0.09%)
Newport Television LLC, Term Loan B, LIBOR + 5%, due 9/14/16
(Acquired 5/1/08 and 5/29/08, Amortized Cost $681,770)	$749,198	265,965	0.07%
High Plains Broadcasting Operating Company, Term Loan, LIBOR + 5%, due 9/14/16
(Acquired 9/15/08, Amortized Cost $180,370)	$198,208	70,364	0.02%
Total Radio and Television Broadcasting		336,329

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)
December 31, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal	Fair	Percent of Cash
Security	Amount	Value	and Investments
Debt Securities (continued)

Satellite Telecommunications (7.47%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan, LIBOR + 4% Cash
+ 2.5% PIK, due 12/31/09
(Acquired 9/29/06, Amortized Cost $13,755,612) (12)	$13,755,612	$12,428,416	3.46%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan, LIBOR + 8.5% Cash
+ 7.25% PIK, due 8/15/11
(Acquired 9/29/06, Amortized Cost $17,139,781) (12)	$17,139,781	14,417,272	4.01%
Total Satellite Telecommunications		26,845,688

Semiconductor and Other Electronic Component Manufacturing (5.44%)
Celerity, Inc., Senior Secured Notes, LIBOR + 12%, due 12/31/09
(Acquired 4/15/08 , Amortized Cost $20,578,307) (12)	$23,816,298	18,244,654	5.07%
Celerity, Inc., Senior Second Lien Secured Convertible Notes, 12% PIK, due 12/31/09
(Acquired 4/15/08, Amortized Cost $7,316,698) (12)	$7,769,822	1,317,006	0.37%
Total Semiconductor and Other Electronic Component Manufacturing		19,561,660

Telecom Wireline (5.61%)
Cavalier Telephone Corporation, Senior Secured 1st Lien Term Loan, 6.25 Cash + 1% PIK, due 12/31/12
(Acquired 4/24/08, Amortized Cost $702,833)	$900,115	234,030	0.07%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14
(Acquired 9/05/07, Amortized Cost $3,360,000)	$3,500,000	1,713,688	0.48%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14
(Acquired 9/05/07, Amortized Cost $4,750,018)	$4,750,018	2,110,195	0.59%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13
(Acquired 8/01/07, Amortized Cost $11,036,156) (2), (12)	$11,348,232	8,189,645	2.28%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14
(Acquired 7/31/07, Amortized Cost $8,281,636) (2), (12)	$8,281,636	6,360,297	1.77%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17
(Acquired 8/29/07, and 11/29/07 Amortized Cost $2,111,865) - (Netherlands) (9), (12)	€1,538,600	1,497,181	0.42%
Total Telecom Wireline		20,105,036

Total Bank Debt (Cost $222,027,056)		160,240,674

Other Corporate Debt Securities (17.14%)
Architectural, Engineering, and Related Services (1.52%)
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK due 3/31/15 (2), (12)	$5,648,907	5,479,440	1.52%

Data Processing, Hosting, and Related Services (2.32%)
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09 (2), (10)	$1,175,667	1,081,614	0.30%
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13 (2), (10)	$8,230,413	7,259,224	2.02%
Total Data Processing, Hosting, and Related Services		8,340,838

Industrial Machinery Manufacturing (1.85%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13
(Acquired 8/20/08, Amortized Cost $ 6,697,834) (5)	$7,778,000	6,642,412	1.85%

Plastics Product Manufacturing (0.30%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$13,477,000	1,090,559	0.30%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)
December 31, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments
Debt Securities (continued)
Offices of Real Estate Agents and Brokers (0.27%)
Realogy Corporation, Senior Note, 10.5%, due 4/15/14	$1,965,000	$335,956	0.09%
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$4,915,000	656,644	0.18%
Total Offices of Real Estate Agents and Brokers		992,600

Other Amusement and Recreation Industries (1.53%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13
(Acquired 10/01/07, Amortized Cost $45,025,305) (3), (5)	$44,090,666	5,511,333	1.53%

Other Information Services (4.99%)
IRI Holdco (RW), LLC Note Receivable, 8%, due 2/12/11
(Acquired 10/31/08, Cost $18,336,377) (3), (5), (12)	19,506,784	17,946,241	4.99%

Telecom Wireline (4.36%)
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17
(Acquired 8/29/07, Amortized Cost $19,561,122) - (Netherlands) (9), (5), (12)	€14,073,015	15,670,144	4.36%

Total Other Corporate Debt Securities (Cost $121,108,127)		61,673,567

Total Debt Securities (Cost $343,135,183)		221,914,241

Equity Securities (35.21%)
Architectural, Engineering, and Related Services(6.52%)
ESP Holdings, Inc., Common Stock
(Acquired 9/12/07 Cost $9,311,782) (2), (3), (5), (6), (8)	88,670	18,169,132	5.05%
ESP Holdings, Inc., 15% PIK, Preferred Stock
(Acquired 9/12/07 Cost $4,502,521) (2), (3), (5), (6), (8)	40,618	5,283,853	1.47%
Total Architectural, Engineering, and Related Services		23,452,985

Data Processing, Hosting, and Related Services (1.38%)
Anacomp, Inc., Common Stock
(Acquired during 2002, 2003, 2005, and 2006, Cost $26,711,048) (2), (3), (5), (10)	1,253,969	4,971,987	1.38%

Depository Credit Intermediation (1.73%)
Doral Holdings, LP Interest
(Acquired 7/12/07, Cost $11,138,132) (3), (5)	11,138,132	6,203,785	1.73%

Industrial Machinery Manufacturing (0.03%)
GSI Group Inc. Common Shares
(Acquired 8/20/08, Amortized Cost $ 1,136,228) (3), (5)	216,987	124,160	0.03%

Nonferrous Metal (except Aluminum) Production and Processing (10.14%)
International Wire Group, Inc., Common Stock
(Acquired 10/20/04, Cost $29,012,690) (2), (5), (6), (12)	1,979,441	36,461,303	10.14%

Other Electrical Equipment and Component Manufacturing (11.14%)
EaglePicher Holdings, Inc., Common Stock
(Acquired 3/9/05, Cost $24,285,461) (2), (3), (5), (6), (7), (12)	1,312,720	40,057,651	11.14%

Other Information Services (0.31%)
IRI Holdco (RW), LLC Warrants to Purchase IRI Preferred Stock
(Acquired 10/31/08, Cost $1,170,407) (3), (5), (12)	4,063,913	1,097,257	0.31%

Plastics Product Manufacturing (0.00%)
Pliant Corporation, Common Stock
(Acquired 7/18/06, Cost $177) (3), (5), (13)	422	-	0.00%
Pliant Corporation, 13% PIK, Preferred Stock (3)	5,570,318	-	0.00%
Total Plastics Product Manufacturing		-

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2008

Showing Percentage of Total Cash and Investments of the Company

	Principal Amount	Fair	Percent of Cash
Security	or Shares	Value	and Investments
Equity Securities (continued)

Satellite Telecommunications (1.63%)
WildBlue Communications, Inc., Non-Voting Warrants
(Acquired 10/23/06, Cost $673,094) (3), (5), (12)	51,896	$5,853,867	1.63%

Semiconductor and Other Electronic Component Manufacturing (0.00%)
Celerity, Inc., Common Stock
(Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (3), (5)	2,427,185	-	0.00%
Kinetics Holdings, LLC, Common Units
(Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	1	0.00%
Total Semiconductor and Other Electronic Component Manufacturing		1

Support Activities for Air Transportation (0.08%)
Alabama Aircraft Industries, Inc., Common Stock
(Acquired 3/12/02, 3/13/02 and 12/11/02, Cost $3,550,121) (3), (5)	164,636	278,235	0.08%

Telecom Wireline (2.25%)
Interstate Fibernet, Inc., Common Stock
(Acquired 7/31/07 Cost $23,477,380) (2), (3), (4), (5), (6),	10,890,068	5,445,034	1.51%
NEF Kamchia Co-Investment Fund, LP Interest
(Acquired 7/31/07, Cost $3,367,227) (3), (5), (9) (Cayman Islands)	2,455,500	2,643,719	0.74%
Total Telecom Wireline		8,088,753

Total Equity Securities (Cost $154,598,323)		126,589,984

Total Investments (Cost $497,733,506) (11)		348,504,225

Cash and Cash Equivalents (3.08%)
Cash denominated in foreign currencies (Cost $157,978)	€130,239	181,956	0.05%
Wells Fargo Overnight Repurchase Agreement, 0.10%,
Collateralized by FHLB Discount Notes	$3,000,000	3,000,000	0.84%
Cash Held on Account at Various Institutions	$7,881,385	7,881,385	2.19%
Total Cash and Cash Equivalents		11,063,341

Total Cash and Investments		$359,567,566	100.00%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2008

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Priced using the closing price per Pink Sheets.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)	Priced by Investment Manager.

(9)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to US dollars.

(10)	Issuer is a controlled company.

(11)	Includes investments with an aggregate market value of $7,798,740 that have been segregated to collateralize certain unfunded commitments.

(12)	Priced by an independent third party pricing service.

(13)
The Partnership may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $181,894,579 and $257,390,048 respectively.
Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of December 31, 2008 was $332,600,788, or 92.5% of total cash and investments of the Company.

Swaps at December 31, 2008 were as follows:

	Number of
	Contracts or	Fair
Instrument	Notional Amount	Value

Swaps
Euro/US Dollar Cross Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14	$12,081,888	$(541,730)

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations
Year Ended December 31, 2008

Investment income
Interest income:
Unaffiliated issuers	$25,586,830
Controlled companies	843,133
Other affiliates	8,289,047
Dividend income:
Unaffiliated issuers	63,162
Controlled companies	49,074
Other affiliates	2,137,796
Other income:
Unaffiliated issuers	202,550
Other affiliates	36,444
Total investment income	37,208,036

Operating expenses
Management and advisory fees	8,287,188
Interest expense	4,555,112
Legal fees, professional fees and due diligence expenses	442,945
Amortization of deferred debt issuance costs	441,495
Commitment fees	317,735
Director fees	178,171
Insurance expense	113,009
Custody Fees	26,645
Other operating expenses	325,763
Total expenses	14,688,063

Net investment income	22,519,973

Net realized and unrealized loss
Net realized gain (loss) from:
Investments in unaffiliated issuers	(37,637,081)
Investments in affiliated issuers	18,183,853
Foreign currency transactions	(3,364,038)
Net realized loss	(22,817,266)

Net change in net unrealized appreciation/depreciation on:
Investments	(186,462,769)
Foreign currency	5,699
Net change in unrealized appreciation/depreciation	(186,457,070)
Net realized and unrealized loss	(209,274,336)

Net change in undistributed earnings of minority interestholder	3,149,915
Dividends paid on Series A preferred equity facility	(5,953,838)
Net change in accumulated dividends on Series A preferred equity facility	764,735
Dividends to Series Z preferred shareholders	(4,542)
Net change in reserve for dividends to Series Z preferred shareholders	2,657

Net decrease in net assets applicable to common shareholders resulting from operations	$(188,795,436)

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Net assets applicable to common shareholders, beginning of year	$392,541,013	$434,092,909

Net investment income	22,519,973	69,772,636
Net realized loss on investments and foreign currency	(22,817,266)	37,199,262
Net change in unrealized appreciation/depreciation on investments and foreign currency	(186,457,070)	(49,236,173)
Distributions to minority interestholder from:
Net investment income	-	(12,457,669)
Net realized loss on investments and foreign currency	-	(7,440,326)
Returns of capital	-	(542,005)
Net change in undistributed earnings of minority interestholder	3,149,915	10,426,419
Dividends on Series A preferred equity facility from net investment income	(5,953,838)	(8,364,133)
Net change in accumulated dividends on Series A preferred equity facility	764,735	148,999
Dividends to Series Z preferred shareholders from net investment income	(4,542)	-
Net change in reserve for dividends to Series Z preferred shareholders	2,657	(1,906)
Net decrease in net assets applicable to common shareholders resulting from operations	(188,795,436)	39,505,104

Distributions to common shareholders from:
Net investment income	(8,000,000)	(49,167,853)
Net realized gains	-	(29,761,302)
Returns of capital	-	(2,127,845)
Total distributions to common shareholders	(8,000,000)	(81,057,000)

Net assets applicable to common shareholders, end of year
(including accumulated net investment income of $180,425 and $311,064 respectively.)	$195,745,577	$392,541,013

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows

Year Ended December 31, 2008

Operating activities
Net decrease in net assets applicable to common shareholders resulting from operations	$(188,795,436)
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss on investments and foreign currency	25,942,229
Net change in unrealized depreciation on investments	183,312,213
Dividends paid on Series A preferred equity facility	5,953,838
Net change in accumulated dividends on Series A preferred equity facility	(764,735)
Dividends paid to Series Z preferred shareholders	4,553
Net change in reserve for dividends to Series Z preferred shareholders	2,668
Net change in undistributed earnings of minority interestholder	(3,149,915)
Accretion of original issue discount	507,109
Accretion of market discount	(190,198)
Income from paid in-kind capitalization	12,697,389
Amortization of deferred debt issuance costs	441,495
Changes in assets and liabilities:
Purchases of investment securities	169,262,403
Proceeds from sales, maturities and paydowns of investment securities	257,415,641
Decrease in accrued interest income-unaffiliated issuers	1,172,952
Increase in accrued interest income-controlled companies	(1,307)
Decrease in accrued interest income-other affiliates	1,533,594
Decrease in receivable for investment securities sold	1,802,100
Increase in dividends receivable	(2,137,796)
Decrease in prepaid expenses and other assets	6,286
Decrease in payable for investment securities purchased	(13,638,180)
Decrease in interest payable	(1,335,407)
Increase in payable to affiliate	36,384
Increase in accrued expenses and other liabilities	147,125
Net cash provided by operating activities	85,285,878

Financing activities
Proceeds from draws on credit facility	202,000,000
Principal repayments on credit facility	(375,000,000)
Dividends paid on Series A preferred equity facility	(5,953,838)
Distributions paid to common shareholders	(8,000,000)
Dividends paid to Series Z preferred shareholders	(4,542)
Net cash used in financing activities	(186,958,380)

Net decrease in cash and cash equivalents	(101,672,502)
Cash and cash equivalents at beginning of year	112,735,843
Cash and cash equivalents at end of year	$11,063,341

Supplemental cash flow information:
Interest payments	$5,890,519
See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2008

1.  Organization and Nature of Operations

Special Value Continuation Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware Limited Partnership (the “Partnership”), of which the Company owns 100% of the common limited partner interests.  The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act.  The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.  The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.  Investment operations commenced and initial funding was received on July 31, 2006.

These consolidated financial statements include the accounts of the Company and the Partnership.  All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”).  The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership.  Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.  The Company, the Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  Partnership management consists of the General Partner and the Board of Directors.  The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership.  The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  Each Board of Directors consist of three persons, two of whom are independent.  If the Company has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Directors.  The remaining directors will be subject to election by holders of the common shares and preferred limited interests voting together as a single class.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

1.  Organization and Nature of Operations (continued)

Company Structure

Total capitalization of the consolidated Company is approximately $678.8 million, consisting of approximately $419.0 million of contributed common equity, an approximately $9.8 million initial general partner interest (the “GP Interest”) in the Partnership held by SVOF/MM, $134 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), $116 million under a senior secured revolving credit facility (the “Senior Facility”) held by the Partnership and $23,500 in Series Z preferred shares of the Company.  The GP Interest in the Partnership is shown as a minority interest in these consolidated financial statements. The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company.  Most of these investments are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares.  The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partner interests in the Partnership.  However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to June 30, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At December 31, 2008, the Partnership had 6,700 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest.  The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  As of December 31, 2008, the Partnership was in full compliance with such requirements.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

1.  Organization and Nature of Operations (continued)

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).  In the opinion of the Investment Manager, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of December 31, 2008, the consolidated results of its operations and its consolidated cash flows for the year then ended, and the consolidated changes in net assets for each of the two years in the period then ended .  The following is a summary of the significant accounting policies of the Company and the Partnership.

Investment Valuation

All of the Company’s investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred.  Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

2.  Summary of Significant Accounting Policies (continued)

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Board of Directors and subject to their approval.

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Partnership, as defined in the Senior Facility.  Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

On January 1, 2008, the Company and the Partnership adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), which defines fair value, expands disclosures about fair value measurements, and establishes a hierarchy that prioritizes the inputs used to measure fair value.  The adoption of FAS 157 did not have  a material impact on the financial statements of the Company or the Partnership. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  At December 31, 2008, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$402,394
2	Other observable market inputs*	31,786,190
3	Independent third-party pricing sources that employ significant unobservable inputs	268,078,662
3	Internal valuations with significant unobservable inputs	48,236,979

* E.g. quoted prices in inactive markets or quotes for comparable instruments

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

2.  Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the year ended December 31, 2008 were as follows:

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$153,381,188	$33,074,392
Net realized and unrealized gains (losses)	(40,392,684)	15,465,703
Net acquisitions and dispositions	23,086,929	(32,746,681)
Net transfers into (out of) category	132,003,229	32,443,565
Ending balance	$268,078,662	$48,236,979

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(39,509,583)	$11,393,952

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank.  Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult.  Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies.  At December 31, 2008, the Partnership held foreign currency denominated investments with an aggregate fair value of approximately 5.5% of the Partnership’s total cash and investments.  Such positions were converted at the closing rate in effect at December 31, 2008 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Investments in foreign companies and securities of foreign governments may involve special additional risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices and potential future adverse political and economic developments. Moreover, investments in some foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swaps and forward currency transactions.  All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

2.  Summary of Significant Accounting Policies (continued)

Valuations of swap transactions at December 31, 2008 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$(541,730)

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility.  These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt investment to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt investments for which, because of the credit risks associated with high yield and distressed debt investments, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.  A reclassification entry is recorded at disposition to reflect purchase discounts on all realized investments.  For income tax purposes, the economic gain resulting from the sale of debt investments purchased at a discount is allocated between interest income and realized gains.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

2.  Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements.  The Partnership’s income or loss is reported in the partners’ income tax returns.  As of December 31, 2008, all tax years of the Company and the Partnership since inception remain subject to examination by federal and state tax authorities.  No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

Effective December 31, 2008, the Company declared a noncash “consent dividend” to its common shareholders of $6,090,574.  Consent dividends are treated for tax purposes as a distribution of cash to the shareholders and a contribution by the shareholders of the distributed cash as of the last day of the Company’s fiscal year.  However, the amount of the consent dividends is not included in distributions for financial reporting purposes.

Capital accounts within the financial statements are adjusted at year-end for permanent book and tax differences. At December 31, 2008, the Company reclassified $3,364,038 in foreign currency losses from accumulated net realized losses to accumulated net investment income, and the $6,090,574 consent dividend from net investment income to paid-in capital.  Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

As of December 31, 2008, the tax basis components of distributable earnings (accumulated deficit) of the Company and unrealized appreciation (depreciation) and cost of the investments of the Partnership were as follows:

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

2.  Summary of Significant Accounting Policies (continued)

Undistributed ordinary income	$589,143
Capital loss carryforwards	(19,453,227)
Post-October currency losses	(408,731)

Unrealized appreciation	50,337,831
Unrealized depreciation	(200,108,842)
Net unrealized depreciation	(149,771,011)

Cost of investments	497,733,506

The Company's capital loss carryforwards will be used to offset capital gains in succeeding taxable years, and expire after 2016. Dividends to holders of the Series A Preferred and the net change in accumulated dividends to holders of the Series A Preferred are treated as ordinary income for federal tax purposes.  Distributions to Series Z shareholders of $4,542 during the year ended December 31, 2008 were treated as ordinary income.  The tax character of distributions to common shareholders during the years ended December 31, 2008 and 2007 was as follows:

Common shareholder distributions:	2008		2007
Ordinary income	$14,090,563	*	$48,878,627
Long term capital gains	-		30,050,528
Returns of capital	-		2,127,845
Total common shareholder distributions	$14,090,563	*	$81,057,000

* Includes a $6,090,574 noncash consent dividend

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), Disclosures about Derivative Instruments

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

2.  Summary of Significant Accounting Policies (continued)

and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008.  FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. The adoption of FAS 161 is not expected to have a material impact on the financial statements of the Company or the Partnership.

3.  Allocations and Distributions

Common distributions are generally based on the estimated taxable earnings of the Company, and are recorded on the ex-dividend date.  Distributions to the common shareholders of the Company are generally based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders.

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner.  Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions.

The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.  The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions. Any net long-term capital gains are distributed at least annually.  As of December 31, 2008, the Company had distributed $108,800,000 to the common shareholders since inception.

The Series Z share dividend rate is fixed at 8% per annum.

4.  Management Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital during the year ended December 31, 2008 was approximately $828.8 million, consisting of contributed common equity of approximately $419.0 million, contributed general partnership equity of approximately $9.8 million, $134 million of Series A Preferred and $266 million of debt commitments.  In connection with the reduction in the size of the Company’s credit facility in December of 2008 (Note 5), the Investment Manager reduced its management fee to 1.0% of the reduced capital structure, effective January 1, 2009.  In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any allocation paid to the General Partner.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

4.  Management Fees and Other Expenses (continued)

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5.  Senior Secured Revolving Credit Facility

The Partnership entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”), pursuant to which amounts may be drawn up to $266 million. In December of 2008, the Partnership elected to reduce the Senior Facility commitment to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations. The weighted average interest rate on outstanding borrowings at December 31, 2008 was 0.84%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46,400,000 in borrowings are outstanding.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $4.7 million at December 31, 2008. These instruments are reflected at fair value and may be drawn up to the principal amount shown.

7.  Related Parties

From time to time the Partnership advances payments to third parties on behalf of the Company which are reimbursable through deductions from distributions to the Company.

8.  Series Z Preferred Capital

In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 47 Series Z preferred shares authorized, issued and outstanding as of December 31, 2008.  The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2008

9.  Financial Highlights

			July 31, 2006
	Year Ended	Year Ended	(Inception) to
	December 31, 2008	December 31, 2007	December 31, 2006

Per Common Share
Net asset value, beginning of year	$936.95	$1,036.13	$1,000.00

Investment operations
Net investment income	53.75	166.54	48.14
Net realized and unrealized loss on investments and foreign currency	(499.51)	(28.73)	62.27
Distributions to minority interestholder from:
Net investment income	-	(29.74)	(7.98)
Net realized loss on investments and foreign currency	-	(17.76)	(3.39)
Returns of capital	-	(1.30)	-
Net change in undistributed earnings of minority interest holder	7.52	24.89	(9.10)
Distributions to Series A preferred equity facility form net investment income:
Net investment income	(14.21)	(19.96)	(2.37)
Net realized gains	-	-	(1.01)
Net change in accumulated distributions to Series A preferred equity facility	1.83	0.35	(4.98)
Dividends to Series Z preferred shareholders from:
Net investment income	(0.01)	-	-
Net change in reserve for dividends to Series Z preferred shareholders resulting from operations	0.01	-	-

Total from investment operations	(450.62)	94.29	81.58

Distributions to common shareholders from:
Net investment income	(19.10)	(117.36)	(31.90)
Net realized gains	-	(71.03)	(13.55)
Returns of capital	-	(5.08)	-
Total distributions to common shareholders	(19.10)	(193.47)	(45.45)

Net asset value, end of year	$467.23	$936.95	$1,036.13

Return on invested assets (1), (2)	(31.7)%	11.7%	8.4%

Gross return to common shareholders (1)	(49.3)%	11.4%	10.3%
Less: Allocation to General Partner of Special Value
Continuation Partners, LP (1)	0.5%	(2.2)%	(2.1)%
Return to common shareholders (1), (3)	(48.8)%	9.2%	8.2%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)
December 31, 2008

9.  Financial Highlights (continued)

			July 31, 2006
	Year Ended	Year Ended	(Inception) to
	December 31, 2008	December 31, 2007	December 31, 2006

Ratios and Supplemental Data:

Ending net assets attributable to common shareholders	$195,745,577	$392,541,013	$434,092,909
Net investment income / average common shareholder equity (4), (5), (6)	6.9%	12.8%	10.4%

Operating expenses and General Partner allocation / average common shareholder equity
Operating expenses (4), (6)	4.5%	4.6%	5.7%
General Partner allocation (1)	(1.0)%	2.3%	2.0%
Total expenses and General Partner allocation	3.5%	6.9%	7.7%

Portfolio turnover rate (1), (7)	33.3%	64.6%	17.3%
Weighted-average debt outstanding	$123,873,973	$162,460,274	$168,292,208
Weighted-average interest rate	3.7%	5.8%	5.8%
Weighted-average number of shares	418,956	418,956	418,956
Average debt per share	$295.67	$387.77	$401.69

Annualized Inception-to-Date Performance Data as of December 31, 2008:

Return on common shareholder equity (3)	(18.6)%
Return on invested assets (2)	(7.5)%
Internal rate of return to common shareholder equity (8)	(15.0)%

Asset Coverage:
	December 31, 2008	December 31, 2007	December 31, 2006

Series A Preferred Equity Facility:
Interests outstanding	6,700	6,700	6,700
Involuntary liquidation value per interest	$20,175	$20,289	$20,312
Asset coverage per interest	$43,343	$43,443	$41,521

Series Z Preferred Shares:
Shares outstanding	47	47	17
Involuntary liquidation value per share	$500	$557	$516
Asset coverage per share	$1,074	$1,192	$1,056

Senior Secured Revolving Credit Facility:
Debt outstanding	$34,000,000	$207,000,000	$266,000,000
Asset coverage per $1,000 of debt outstanding	$10,525	$3,534	$3,080

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)
December 31, 2008

9.  Financial Highlights (continued)

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends on the preferred equity facility, allocations to General Partner and fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)	Net of income and expense allocation to the minority interestholder.

(6)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Company and the Partnership.

(8)
Net of dividends on the preferred equity facility of the Partnership, allocation to General Partner, and fund expenses,  including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment  period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal  rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the  organizational costs that were expensed at the inception of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2008

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc., Common Stock	$10,984,768	$-	$-	$4,971,987
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09	1,064,254	-	-	1,081,614
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13	-	5,036,944		7,259,224
EaglePicher Corporation, 1st Lien Tranche B Term Loan LIBOR + 4.5%, due 12/31/12	13,373,750		(5,019,969)	6,946,821
EaglePicher Corporation, 2nd Lien Term Loan LIBOR + 7.5%, due 12/31/13	7,131,250	-	-	5,862,500
EaglePicher Holdings, Inc., Common Stock	45,968,173	-	-	40,057,651
ESP Holdings, Inc., 1st Lien Revolver LIBOR + 4.5%, due 06/30/09	372,898	-	(509,198)	79,263
ESP Holdings, Inc., 1st Lien Term Loan LIBOR + 4.5%, due 6/30/09	6,370,372	-	(1,957,678)	1,244,052
ESP Holdings, Inc., 2nd Lien Term Loan LIBOR + 10%, due 9/12/14	17,448,027	-	-	15,187,920
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK, due 3/31/15	-	5,321,627		5,479,440
ESP Holdings, Inc., Common Stock	8,389,319	-	-	18,169,132
ESP Holdings, Inc., 15% PIK, Preferred Stock	9,269,965	-	(5,321,627)	5,283,853
International Wire Group, Senior Secured Notes, 10%, due 10/15/11	12,515,400	-	(12,515,400)	-
International Wire Group, Inc., Common Stock	44,042,562	-	-	36,461,303
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13	11,629,072	-	-	8,189,645
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note, LIBOR + 3.5% Cash and 4% PIK, due 7/31/14	12,459,720	-	-	6,360,297
Interstate Fibernet, Inc., Common Stock	54,450,340	-	-	5,445,034
SVC Partners Corp. 2, Common Stock	3,546,321	-	(3,546,321)	-

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities
December 31, 2008

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Unaffiliated issuers	$-	$180,424,489	$-	$180,424,489
Investment in subsidiary	195,927,177	-	(195,927,177)	-
Controlled companies	-	13,312,825	-	13,312,825
Other affiliates	-	154,766,911	-	154,766,911
Total investments	195,927,177	348,504,225	(195,927,177)	348,504,225

Cash and cash equivalents	3,092	11,060,249	-	11,063,341
Accrued interest income	-	3,943,958	-	3,943,958
Deferred debt issuance costs	-	2,458,379	-	2,458,379
Dividends receivable	-	2,137,796	-	2,137,796
Receivable from parent	-	47,087	(47,087)
Prepaid expenses and other assets	13,031	61,062	-	74,093
Total assets	195,943,300	368,212,756	(195,974,264)	368,181,792

Liabilities
Credit facility payable	-	34,000,000	-	34,000,000
Payable for investment securities purchased	-	699,890	-	699,890
Management and advisory fees payable	-	690,599	-	690,599
Interest payable	-	675,205	-	675,205
Unrealized depreciation on swaps	-	541,730	-	541,730
Payable to subsidiary	47,087	-	(47,087)	-
Payable to affiliate	-	104,843	-	104,843
Accrued expenses and other liabilities	127,120	399,844	-	526,964
Total liabilities	174,207	37,112,111	(47,087)	37,239,231

Preferred stock
Series Z preferred stock	23,500	-	-	23,500
Accumulated dividends on Series Z preferred stock	16	-	-	16
Total preferred stock	23,516	-	-	23,516

Preferred equity facility
Series A preferred limited partner interests	-	134,000,000	-	134,000,000
Accumulated distributions on Series A preferred interests	-	1,173,468	-	1,173,468
Total preferred limited partner interest	-	135,173,468	-	135,173,468

Minority interests
General partner interest in Special Value Continuation Partners, LP	-	-	-	-
	-	-	-	-
Net assets	$195,745,577	$195,927,177	$(195,927,177)	$195,745,577

Composition of net assets
Common stock	$419	$-	$-	$419
Paid-in capital in excess of par, net of contributed unrealized gains	364,767,103	-	-	364,767,103
Paid-in capital	-	358,636,781	(358,636,781)	-
Distributable earnings	(169,021,929)	(162,709,604)	162,709,604	169,021,929
Minority interest	-	-	-	-
Accumulated dividends to Series Z preferred shareholders	(16)	-	-	(16)
Net assets	$195,745,577	$195,927,177	$(195,927,177)	$195,745,577

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations
Year Ended December 31, 2008

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Unaffiliated issuers	$801	$25,586,029	$-	$25,586,830
Controlled companies	-	843,133	-	843,133
Other affiliates	-	8,289,047	-	8,289,047
Dividend income:
Unaffiliated issuers	-	63,162	-	63,162
Controlled companies	-	49,074	-	49,074
Other affiliates	-	2,137,796	-	2,137,796
Other income:
Unaffiliated issuers	-	202,550	-	202,550
Other affiliates	-	36,444	-	36,444
Total interest and related investment income	801	37,207,235	-	37,208,036

Operating expenses
Management and advisory fees	-	8,287,188	-	8,287,188
Interest expense	-	4,555,112	-	4,555,112
Amortization of deferred debt issuance costs	-	441,495	-	441,495
Legal fees, professional fees and due diligence expenses	112,901	330,044	-	442,945
Commitment fees	-	317,735	-	317,735
Director fees	59,817	118,354	-	178,171
Insurance expense	37,697	75,312	-	113,009
Custody fees	1,458	25,187		26,645
Other operating expenses	6,148	319,615	-	325,763
Total expenses	218,021	14,470,042	-	14,688,063

Net investment income	(217,220)	22,737,193	-	22,519,973

Net realized and unrealized loss
Net realized gain (loss) from:
Investments in unaffiliated issuers	-	(37,637,081)	-	(37,637,081)
Investments in affiliated issuers	-	18,183,853	-	18,183,853
Foreign currency transactions	-	(3,364,038)	-	(3,364,038)
Net realized loss	-	(22,817,266)	-	(22,817,266)

Net change in net unrealized depreciation on:
Investments	(188,576,331)	(186,462,769)	188,576,331	(186,462,769)
Foreign currency	-	5,699	-	5,699
Net change in unrealized depreciation	(188,576,331)	(186,457,070)	188,576,331	(186,457,070)
Net realized and unrealized loss	(188,576,331)	(209,274,336)	188,576,331	(209,274,336)

Net change in undistributed earnings of minority interestholder	-	-	3,149,915	3,149,915
Dividends paid on the Series A preferred equity facility	-	(5,953,838)	-	(5,953,838)
Net change in accumulated dividends on the Series A preferred equity facility	-	764,735	-	764,735
Dividends to Series Z preferred shareholders	(4,542)	-	-	(4,542)
Net change in reserve for dividends to Series Z preferred shareholders	2,657	-	-	2,657

Net decrease in net assets resulting from operations	$(188,795,436)	$(191,726,246)	$191,726,246	$(188,795,436)

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers
(Unaudited)

The Directors and executive officers of the Company and the Partnership are listed below. The Boards of Directors govern the Company and the Partnership and are responsible for protecting the interests of the interestholders. The Directors are experienced executives who meet periodically throughout the year to oversee the activities of the Company and the Partnership, review contractual arrangements with service providers to the Company and the Partnership, and review the performance of the Company and the Partnership.  Each Director and executive officer serves for an indefinite term.  Correspondence for each Director or officer may be sent to:  c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California  90405.

1.  Independent Directors

Name (Age at December 31, 2008)
Principal Occupation(s)

L.R. Jalenak, Jr. (78)
- Year of Election or Appointment:  2006
- Director and Member of the Audit and Joint Transactions Committees of the Company and the Partnership.  Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings Company. His background was in both sales and in general management. From 2004 to 2006 he served as an independent director of Special Value Expansion Fund, LLC, a registered investment company managed by TCP.  He previously served as a director of Party City Corporation, Lufkin Industries, Perrigo Company, Dyersburg Corporation and First Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards. He has a business degree from Tulane University and an M.B.A. from Wharton.  Mr. Jalenak oversees two portfolios in the fund complex as a director.

Franklin R. Johnson (72)
- Year of Election or Appointment:  2006
- Director, Chairman of the Audit Committee, and Joint Transactions Committee Member of the Company and the Partnership.  Mr. Johnson currently serves on the board of directors, audit committee and nominating and governance committee of Reliance Steel & Aluminum Co., and, until July of 2006, served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by TCP.  Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years.  Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice.  Mr. Johnson holds a B.S. in accounting and an M.B.A. from the University of California, Los Angeles.  Mr. Johnson oversees two portfolios in the fund complex as a director.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

2.  Interested Directors and Officers

Name (Age at December 31, 2008)
Principal Occupation(s)

Michael E. Tennenbaum (73)
- Year of Election or Appointment:  2006
- Authorized Person of the Company and the Partnership.  Mr. Tennenbaum is a Co-Founder and the Senior Managing Partner of TCP.  Prior to founding TCP in 1996, Mr. Tennenbaum was a Wall Street executive where he managed various departments of a major investment bank including Investment Banking, Risk Arbitrage and Options.  Mr. Tennenbaum currently serves as Chairman of Alabama Aircraft Industries, Inc. and Anacomp, Inc.  He previously served as a Director of Jenny Craig, Inc., Tosco Corporation, WinCup, Inc. and Party City Corporation.

Mr. Tennenbaum currently serves as a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee.  He is a Director of the Los Angeles World Affairs Council, a Board member of The RAND Center for Asia Pacific Policy, a Member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA, and a Member of the Council on Competitiveness, National Innovation Initiative.  He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority.  He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.  He is a member of the Committee on University Resources (COUR) at Harvard University, and a previous member of the Board of Associates of Harvard Business School and its Visiting Committee.

Mr. Tennenbaum has also served as a member of the National Advisory Board of Georgia Tech and as a Trustee of the Georgia Institute of Technology Foundation, Inc., where he was Chairman of its Investment Committee, and currently is Trustee Emeritus.  He is a member of the Academy of Distinguished Engineering Alumni of Georgia Tech's College of Engineering and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering.

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from the Harvard Business School.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Mark K. Holdsworth (43)
- Year of Election or Appointment:  2006
- Authorized Person of the Company and the Partnership.  Mr. Holdsworth is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee.  He also serves as Chairman of the Board of Directors of the International Wire Group and WinCup, Inc., Vice Chairman of EaglePicher Corporation, and a Director of Parsons Corporation.  Prior to joining TCP in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm.  Before employment with US Bancorp Libra, he worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm.  He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Michael E. Leitner (41)
- Year of Election or Appointment:  2006
- Authorized Person of the Company and the Partnership.  Michael E. Leitner is a Managing Partner of TCP and a voting member of its Investment Committee.  Prior to joining TCP, he served as Senior Vice President of Corporate Development for WilTel Communications, leading WilTel’s mergers and acquisitions effort. Prior to that, he served as Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale transaction, and Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of Online Resources Corporation, ITC^DeltaCom, Inc., Anacomp, Inc. and WildBlue Communications, Inc.  Mr. Leitner is also on the Board of Ticketmaster, Inc. and is active with several non-profit organizations.  He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (41)
- Year of Election or Appointment:  2006
- Director, President, and Authorized Person of the Company and the Partnership.  Mr. Levkowitz is a Co-Founder and Managing Partner of TCP, and is a voting member of its Investment Committee.  Prior to joining TCP in the beginning of 1997, he was an attorney specializing in real estate, securitization and insolvencies at Dewey Ballantine. Mr. Levkowitz is President of TCP’s registered funds and head of TCP’s public markets investments. He currently serves as a Director of Doral Financial, Inc., and Doral GP, Ltd.  Mr. Levkowitz has previously served on the boards of both public and private companies, and has served on a number of formal and informal creditor committees. He is active in many philanthropic organizations.  He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in finance) from The Wharton School, and a J.D. from the University of Southern California.  Mr. Levkowitz oversees six portfolios in the fund complex as a director.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Hugh Steven Wilson (61)
- Year of Election or Appointment:  2006
- Chief Executive Officer and Authorized Person of the Company and the Partnership.  Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP.  He retired from the international law firm of Latham & Watkins on January 1, 2005, where, as a senior partner, he had focused on mergers and acquisitions. He is the former Global Co-Chair of Latham & Watkins’ Mergers and Acquisitions Practice Group and the former Chairman of both the national Litigation Department and the national Mergers and Acquisitions Litigation Practice Group.  While at Latham & Watkins, Mr. Wilson served as Tennenbaum Capital Partners’ primary outside counsel since its inception.  He is a member of the board of directors of Alabama Aircraft Industries, Inc.  He received a J.D. degree from the University of Chicago Law School in 1971, where he was a member of the law review and Order of the Coif.  Mr. Wilson received a Master of Laws degree from Harvard Law School in 1972 and a B.A. in Political Science from Indiana University in 1968.

Paul L. Davis (35)
- Year of Election or Appointment:  2008
- Chief Financial Officer of the Company and the Partnership.  Mr. Davis also serves as Vice President, Finance of TCP.  Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP.  He was formerly employed as Corporate Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor.  He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood (45)
- Year of Election or Appointment:  2007 as Secretary; 2008 as Chief Compliance Officer
- Chief Compliance Officer and Secretary of the Company and the Partnership.  Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel & Chief Compliance Officer at Strome Investment Management, L.P. Prior to Strome, Ms. Greenwood spent more than 10 years working at companies funded by Pacific Capital Group and Ridgestone Corporation. In addition, she is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the Board of the Association of Women in Alternative Investing.  Ms. Greenwood received a Juris Doctor from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

David A. Hollander (47)
- Year of Election or Appointment:  2006
- Authorized Person of the Company and the Partnership.  Mr. Hollander is also a Partner of TCP and a member of TCP’s Investment Committee.  He is in charge of TCP’s Specialty Investments Group and focuses on private placement investments and restructurings.  Prior to joining TCP, he was an attorney for sixteen years at O’Melveny & Myers.  While at O’Melveny, Mr. Hollander specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions.  Mr. Hollander has also represented boards of directors and has served on both formal and informal creditor committees.  He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

Pedro M. Urrutia (35)
- Year of Election or Appointment:  2008
- Chief Operating Officer of the Company and the Partnership.  Mr. Urrutia also serves as Controller and Vice President of Financial Operations of TCP.  Prior to beginning employment at TCP in 2000, he served in various accounting and operational roles at Wells Fargo, Trust Company of the West, and First Quadrant.  Mr. Urrutia received a B.A. in Business-Economics, with a concentration in Accounting, from the University of California at Santa Barbara.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Supplemental Tax Information
(Unaudited)

58.2% of the ordinary income distributions paid by the Company during the year ended December 31, 2008 qualify as “interest related dividends.”

15.7% of the ordinary income distributions paid by the Company during the year ended December 31, 2008 qualify as distributions of qualified dividend income and qualify for the dividends received deduction for corporate shareholders.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer.  A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Franklin R. Johnson is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)           Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $24,776 for fiscal year 2008 and $26,625 for fiscal year 2007.

(b)           Audit-Related Fees.  Not applicable.

(c)           Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:  $38,000 in 2008 and $39,089 in 2007. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)           All Other Fees.  Not applicable.

(e)           (1)           Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)           (2)           Not applicable.

(f)            Not applicable.

(g)           The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were:  $38,800 for fiscal year 2008 and $39,089 for fiscal year 2007.

(h)            The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940  (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents.  In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004
Adopted by SVCF and SVCP July 18, 2006
Adopted by TOF V September 29, 2006
Adopted by TOP V December 22, 2006

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a)           (1)           The five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, and Michael E. Tennenbaum (together, the “Portfolio Managers”).  The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Tennenbaum (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1.  The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a Managing Director of Babson Capital Management LLC (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson.  Mr. Spencer joined MassMutual, of which Babson is a subsidiary, in 1989.  He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo.  Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments.  He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC, Mezzco II LLC and Mezzco III LLC, the General Partners of Tower Square Capital Partners, L.P., Tower Square Capital Partners II, L.P. and Tower Square Capital Partners III, L.P., respectively.  Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000.  He is a CFA.

(a)           (2)           Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of seven other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of five other registered investment companies with combined assets of $2,405.6 million (including one registered investment company with assets of $368.2 million that is consolidated with the Registrant) and two other pooled investment vehicles with combined assets of approximately $19.9 million, each as of December 31, 2008, except that Mr. Spencer is not primarily responsible for the day-to-day management of one of the aforementioned registered investment companies with assets of $340.4 million, and one of the aforementioned other pooled investment vehicles with assets of approximately $7.9 million, each as of December 31, 2008.  The advisory compensation of each of these accounts is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer also has primary responsibility for the day-to-day management of other Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $318.3 million and five other pooled investment vehicles with combined assets of approximately $1 billion.  The advisory fee of each of the five aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts invest in assets eligible for purchase by the Registrant.  The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts.  Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts.  In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates.  Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant.  In certain cases, investment opportunities may be made other than on a pro rata basis.  For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it.  The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts.  All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)           (3)           Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager.  Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager.  Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein.  Such distributions include performance fees paid to the Investment Manager by the other registered investment companies that pay performance fees.  Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”).  Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”).  Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein.  Mr. Leitner does not currently have equity interests in the Managing Members.  Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities.  Mr. Tennenbaum is the managing member of TCO.  Each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities.  TCO may be reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other TCP Accounts for the reasonable business use of a private aircraft.  The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services.  His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives.  The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index.  Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson.  Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson.  Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award.  Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a)          (4)           The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2008 is as follows:

Mark K. Holdsworth	$500,001-$1,000,000
Michael E. Leitner	None
Howard M. Levkowitz	$500,001-$1,000,000
Richard E. Spencer II	None
Michael E. Tennenbaum	Over $1,000,000

(b)          Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)          None.

ITEM 12.	EXHIBITS.

(a)          (1)           Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)          (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)          Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Continuation Fund, LLC

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: March 10, 2009

By:	/s/ Paul L. Davis
Name: Paul L. Davis
Title: Chief Financial Officer
Date: March 10, 2009